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                                                                    EXHIBIT 10.2

                       INTRABIOTICS PHARMACEUTICALS, INC.

                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN

                            ADOPTED FEBRUARY 15, 1995
                            AMENDED ON JUNE 13, 1996
                            AMENDED ON JULY 29, 1997
                           AMENDED ON OCTOBER 21, 1997
                            AMENDED ON JUNE 18, 1998
                           AMENDED ON OCTOBER 22, 1998
                            AMENDED ON JUNE 10, 1999
                           AMENDED ON JANUARY 26, 2000
                            AMENDED ON APRIL 27, 2001
                            AMENDED ON AUGUST 1, 2002
                          AMENDED ON NOVEMBER 16, 2002

         1. PURPOSE OF THE PLAN. The purposes of this Amended and Restated 1995 Stock Option Plan are to attract and retain the best available personnel for positions' of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

         Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "BOARD" shall mean the Board of Directors of the Company.

                  (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan, or, if no Committee is appointed, then the Board.

                  (d) "COMMON STOCK" shall mean the Common Stock, $0.001 par value per share, of the Company.

                  (e) "COMPANY" shall mean IntraBiotics Pharmaceuticals, Inc., a Delaware corporation.

                  (f) "CONSULTANT" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services, including serving on the Company's Scientific Advisory Board, and is compensated for such consulting services, and any director of

                                       1.

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the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to
Section 12 of the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                  (g) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                  (h) "DISINTERESTED PERSON" shall mean a director (i) who is not, during the one year prior to service as an administrator of the Plan pursuant to Section 4(a), or during such service, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates except as permitted by Rule 16b-3(c)(2)(i)(A)-(D) under the Exchange Act or (ii) who is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretation of the Securities Exchange Commission. Any such person shall otherwise comply with the requirements of Rule 16b-3 under the Exchange Act.

                  (i) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  (k) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (l) "NONSTATUTORY STOCK OPTION" shall mean an Option not intended to qualify as an Incentive Stock Option.

                  (m) "OPTION" shall mean a stock option granted pursuant to the Plan.

                  (n) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

                  (o) "OPTIONEE" shall mean an Employee or Consultant who receives an Option.

                  (p) "PARENT" shall mean a "parent corporation" whether now or hereafter existing, as defined in Section 425(e) of the Code.

                  (q) "PLAN" shall mean this Amended and Restated 1995 Stock Option Plan.

                                       2.

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                  (r)      "SHARE" shall mean a share of the Common Stock, as
adjusted in accordance with Section 11 of the Plan.

                  (s) "STOCK OPTION AGREEMENTS" shall mean Stock Option Agreements and Amended and Restated Stock Option Agreements as defined in
Section 16 of the Plan.

                  (t) "SUBSIDIARY" shall mean a "subsidiary corporation" whether now or hereafter existing, as defined in Section 425(f) of the Code.

         3.       STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is nine million forty-seven thousand one hundred eight (9,047,108) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

         4.       ADMINISTRATION OF THE PLAN.

                  (a) PROCEDURE. The Plan shall be administered by the Board.

                           (i)      The Board may appoint a Committee consisting
of not less than two members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. Members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

                           (ii)     Notwithstanding the foregoing subparagraph
(i), if and in any event the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, any grants of Options to officers or directors shall only be made by the Board, if each member of the Board is a Disinterested Person; provided, however, if each member of the Board is not a Disinterested Person, then grants of Options to officers or directors shall only be made by a Committee of two or more directors, each of whom is a Disinterested Person.

                           (iii)    Subject to the foregoing subparagraphs (i)
and (ii), from time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                                       3.

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                  (b)      POWERS OF THE COMMITTEE. Subject to the provisions of
the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of
Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

                  (d) AUTHORITY TO REPRICE. The Board or the Committee, as applicable, shall have the power, subject to and within the limitations of the express provisions of the Plan, to effect, at any time and from time to time, with the consent of any adversely affected Optionee, (1) the reduction of the exercise price of any outstanding Option under the Plan, (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of
(A) a new Option under the Plan covering the same or a different number of shares of Common Stock, (B) a stock bonus, (C) the right to acquire restricted stock, and/or (D) cash, or (3) any other action that is treated as a repricing under generally accepted accounting principles.

         5.       ELIGIBILITY.

                  (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

                  (b) When any Options designated as Incentive Stock Options become first available for purchase, and when the aggregate of all Incentive Stock Options granted to an Employee by the Company or any Parent or Subsidiary would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000, then upon exercise of one or more Incentive Stock Options during any calendar year, any Options in excess of such dollar amount shall be treated for all purposes as Nonstatutory Stock Options.

                  (c) Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section

                                       4.

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5(b) of the Plan shall not apply to any Option evidenced by a "Nonstatutory
Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall be a Nonstatutory Stock Option.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

         6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan. Termination of the Plan shall not affect the obligations of the Company or the rights of Optionees pursuant to Options outstanding on the date of termination.

         7. TERM OF OPTION. The term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement. The term of each Nonstatutory Stock Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement.

         8.       EXERCISE PRICE AND CONSIDERATION.

                  (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Committee, but' shall be subject to the following:

                           (i)      In the case of an Incentive Stock Option

                                    (A)      granted to an Employee or
Consultant who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                                    (B)      granted to an Employee or
Consultant, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                           (ii)     In the case of a Nonstatutory Stock Option

                                    (A)      granted to an Employee or
Consultant who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting

                                       5.

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power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant.

                                    (B)      granted to an Employee or
Consultant, the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant.

                  (b) The fair market value shall be determined by the Committee in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

                  (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check or other Shares of Common Stock which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment.

         9.       EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                           (i)      STOCK OPTION AGREEMENT. Each grant of an
Option under the Plan shall be evidenced by a Stock Option Agreement.

                           (ii)     EXERCISABILITY. The Stock Option Agreement
shall specify the date when all or any installment of the Option is to become exercisable. An Option shall become exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted; provided however, that an Option granted to an officer, director or consultant (within the meaning of Section 260.140.41 of Title 10 of the California Code of Regulations) may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company. Subject to the preceding sentence, the vesting of any Option shall be determined by the Committees at its sole discretion.

                           (iii)    NO FRACTIONAL SHARES. An Option may not be
exercised for a fraction of a Share.

                                       6.

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                           (iv)     EXERCISE. An Option shall be deemed to be
exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of consideration and method of payment allowable under Section 8(c) of the Plan.

                           (v)      NO RIGHTS AS A STOCKHOLDER. Until the
issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

                  (b) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, at any time within thirty
(30) days or such longer period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option as determined by the Board (with such determination in the case of a Incentive Stock Option being made at the time of grant of the Option), after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Stock Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (c) DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his disability, he may, at any time within six (6) months or such longer period of time, not exceeding twelve (12) months as determined by the Board (with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option), from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Stock Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option' (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (d)      DEATH OF OPTIONEE. In the event of the death of an
Optionee:

                           (i)      during the term of an Option held by an
Optionee who was, at the time of his death, an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Stock Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the

                                       7.

Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death, subject to the limitation set forth in Section 5(b); or

                           (ii)     within thirty (30) days or such other period
of time, not exceeding three (3) months as determined by the Board (with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option), after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Stock Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise that had accrued at the date of termination.

         10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or similar transaction. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         In the event of a dissolution or liquidation of the Company, then all outstanding Options will terminate immediately prior to such event.

         In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity (or the parent of the surviving entity) in such merger, consolidation or similar transaction or (iii) an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or

                                       8.

comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction, then any surviving corporation or acquiring corporation may assume or continue any or all Options outstanding under the Plan or may substitute similar options for Options outstanding under the Plan (it being understood that similar options include, but are not limited to, options to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Options may be assigned by the Company to the successor of the Company (or the successor's parent company), if any, in connection with such transaction. In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Options or substitute similar options for such outstanding Options, then with respect to Options that have been not assumed, continued or substituted and that are held by Optionees whose Continuous Status as an Employee or Consultant has not terminated prior to the effective time of the transaction, the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall (contingent upon the effectiveness of the transaction) be accelerated in full to a date prior to the effective time of such transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the transaction), the Options shall terminate if not exercised (if applicable) at or prior to such effective time, and any reacquisition or repurchase rights held by the Company with respect to such Options held by Optionees whose Continuous Status as an Employee or Consultant has not terminated shall (contingent upon the effectiveness of the transaction) lapse. With respect to any other Options outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Options (and, if applicable, the time at which such Option may be exercised) shall not be accelerated, unless otherwise provided in a written agreement between the Company or any affiliate of the Company and the holder of such Option, and such Options shall terminate if not exercised (if applicable) prior to the effective time of the transaction.

         Notwithstanding the vesting schedules set forth in Options outstanding under the Plan and notwithstanding the preceding paragraph, in the event of a change in control of the Company described above, (i) Options held by persons who are then Employees of the Company shall become vested and immediately exercisable as to one-half (1/2) of the then unvested shares subject to such Options as of the effective date of the change in control; (ii) the remaining unvested shares under the Options held by any person who is an Employee and who holds the title of vice president or higher (an "Executive") shall become fully vested in the event that such Executive's service with the Company is involuntarily terminated without Cause (as defined below) or voluntarily terminated for Good Reason (as defined below), in either case within thirteen months following the change in control; and (iii) Options held by persons who are then members of the Board but who are not Employees shall become fully vested and immediately exercisable as of the effective date of the change in control.

         For purposes of this Section 11, "Cause" means that, in the reasonable determination of the Company, the Executive:

                                       9.

                  (i) has been indicted or convicted of any felony or any crime involving dishonesty that is likely to inflict or has inflicted demonstrable and material injury on the business of the Company;

                  (ii)     has participated in any fraud against the Company; or

                  (iii) has intentionally damaged any property of the Company thereby causing demonstrable and material injury to the business of the Company;

provided that Cause shall not exist based on conduct described in clause (ii) or clause (iii) unless the conduct described in such clause has not been cured within fifteen (15) days following the Executive's receipt of written notice from the Company specifying the particulars of the conduct constituting Cause.

         For purposes of this Section 11, "Good Reason" means that Executive voluntarily terminates employment within thirty (30) days after any of the following is undertaken without the Executive's express written consent:

                  (i)      a reduction in the Executive's salary grade;

                  (ii) a reduction by the Company in the Executive's base salary by five percent (5%) or more; provided, however, that a reduction by the Company of the Executive's base salary by up to ten percent (10%) shall not constitute Good Reason for purposes of this Plan if it is made in connection with an across-the-board reduction by the Company of all Executives' annual base salaries by a percentage at least equal to the percentage by which the Executive's base salary is reduced; or

                  (iii) a relocation of the Executive's business office to a location more than fifty (50) miles from the location at which the Executive performs duties as of the effective date of the change in control, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations prior to the effective date of the change in control; provided, however, that no relocation of the Executive's business office shall constitute Good Reason for purposes of this Plan if the Executive provides services to the Company from a remote location (e.g., through telecommuting) at the time of the relocation.

         12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         13.      AMENDMENT, SUSPENSION AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may amend, suspend or terminate the Plan at any time in such respects as the Board may deem advisable; provided that the following revisions or amendments shall require approval of the stockholders of the Company in the manner described in Section 17 of the Plan:

                                       10.

                           (i)      any increase in the number of Shares subject
to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

                           (ii)     any change in the designation of the class
of persons eligible to be granted options; or

                           (iii)    if the Company has a class of equity
securities registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

                  (b) STOCKHOLDER APPROVAL. If any amendment requiring stockholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under
Section 12 of the Exchange Act, such stockholder approval shall be solicited as described in Section 17 of the Plan.

                  (c) EFFECT OF AMENDMENT, SUSPENSION OR TERMINATION. Any such amendment, suspension or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company.

         14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect

                                       11.

of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. STOCK OPTION AGREEMENTS. All Options shall be evidenced by written Stock Option Agreements or Amended and Restated Stock Option Agreements in such form as the Committee shall approve. The provisions of the various Stock Option Agreements need not be identified.

         17.      STOCKHOLDER APPROVAL.

                  (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Any Option exercised before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained within twelve (12) months after the plan is adopted. Such Shares shall not be counted in determining whether such approval is obtained.

                  (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the stockholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

                  (c) If any required approval by the stockholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than as described in Section 17(b) hereof, then the Company shall, at or prior to the first annual meeting of stockholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                           (i)      furnish in writing to the stockholders
entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                           (ii)     file with, or marl for filing to, the
Securities and Exchange Commission four (4) copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to stockholders.

         18. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, financial statements at least annually and copies of all annual reports and other information which are provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                       12.